UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2015

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Senior Secured Notes Offering

On March 27, 2015, Sabre Corporation (“Sabre,” the “Company,” “we,” “us,” or “our”) issued a press release announcing the commencement of a proposed offering by its wholly-owned subsidiary Sabre GLBL Inc. (“Sabre GLBL”) of $530 million aggregate principal amount of senior secured notes due 2023 (the “Notes”). The Notes and the related note guarantees will be offered in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons in accordance with Regulation S under the Securities Act. The precise timing, size and terms of the offering are subject to market conditions and other factors.

The Notes and the related note guarantees have not been registered under the Securities Act or any state securities laws. The Notes may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

We expect to use the net proceeds from the sale of the Notes to redeem all of the $480 million currently outstanding aggregate principal amount of the 8.5% senior secured notes due 2019 issued by Sabre GLBL and to pay accrued interest, premiums, fees and expenses related thereto. Any excess net proceeds will be available for general corporate purposes. The foregoing does not constitute a notice of redemption for or an obligation to issue a notice of redemption for our outstanding notes.

A copy of the press release announcing the offering of the Notes is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

A confidential offering circular is being furnished to prospective investors in connection with Sabre GLBL’s private offering of the Notes. Certain disclosures that are included in the confidential offering circular are set forth below.

State of Hawaii Litigation Relating to Hotel Occupancy Taxes

In March 2015, the Hawaii Supreme Court ruled that Travelocity is not subject to Hawaii’s transient accommodation tax but is subject to Hawaii’s general excise tax. The court further ruled that an income splitting provision that benefits Travelocity applies to the general excise tax. We initially paid $34 million in 2013 in order to appeal to the Hawaii Supreme Court and expect to receive a majority of this amount back as a result of this ruling. The hotel occupancy tax litigation is further described under “Item 3. Legal Proceedings” in our Annual Report on 10-K for the year ended December 31, 2014.

US Airways Antitrust Litigation

In January 2015, the federal court in the Southern District of New York issued a summary judgment opinion in the US Airways antitrust litigation that eliminated the claims related to a majority of US Airways’ alleged damages and rejected a request that would have required us to modify language in our customer contracts. US Airways had filed a motion for reconsideration on two issues decided in our favor. In March 2015, the motion for reconsideration was denied. The claims that have been dismissed to date are subject to appeal. The US Airways antitrust litigation is further described under “Item 3. Legal Proceedings” in our Annual Report on 10-K for the year ended December 31, 2014.

Possible Acquisition

As of the date hereof, we are involved in active negotiations for a potential non-U.S. acquisition within the Travel Network business segment for which it is possible that we will enter into an agreement in the second quarter of 2015. If consummated, we anticipate that the acquisition would close in the second or third quarter of 2015 and require approximately $500 million in funds, including advisory and financing costs. We expect to meet these funding needs through some combination of cash on hand, revolver draw and debt financing. With respect to our consolidated income statement for the year ended December 31, 2014, on a pro forma basis, we expect the acquisition would have resulted in a revenue increase of approximately $0.25 billion and would have resulted in a modest increase in Adjusted EBITDA. In 2015, we expect the transaction would be approximately neutral to Adjusted EPS, and would have a positive impact on Adjusted EPS thereafter. Both Adjusted EBITDA and Adjusted EPS exclude customary costs such as transaction and restructuring costs and the amortization of intangibles. We cannot assure you that this acquisition will occur on the terms described herein or at all or that it will have the expected impact on our financial results as described above.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “anticipate,” “may,” “will,” “should,” “would,” “intend,” “believe,” “potential” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, adverse global and regional economic and political conditions, including, but not limited to, conditions in Venezuela and Russia, dependence on maintaining and renewing contracts with customers and other counterparties, exposure to pricing pressure in the Travel Network business, dependence on relationships with travel buyers, changes affecting travel supplier customers, travel suppliers’ usage of alternative distribution models, reliance on third-party distributor partners and joint ventures to extend our GDS services to certain regions and competition in the travel distribution market and solutions markets. More information about potential risks and uncertainties that could affect the Company’s business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Note: Information in this report furnished pursuant to Item 7.01 and 9.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Sabre Corporation on March 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: March 27, 2015	By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Sabre Corporation on March 27, 2015.